UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2026

RREEF Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55598		45-4478978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 454-4500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On February 25, 2026 (the “Effective Date”), RREEF Property Trust, Inc., a Maryland corporation (the “Company”), entered into a subscription agreement with RREEF Fund Holding LLC, a Delaware limited liability company and an affiliate of the Company’s advisor (the “Investor”), whereby the Investor purchased for cash on the Effective Date $15,000,000 in shares of the Company’s unregistered Class Z common stock, par value of $0.01 per share (the “Shares”), at a price per share equal to the net asset value per share of the Company’s Class Z common stock calculated as of the close of business on the Effective Date. The Shares are subject to the provisions of the Company’s share redemption plan pari passu with the Company’s other stockholders. The offer and sale of the Shares is exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) because it was not part of any public offering.

Item 8.01 Other Events

On March 2, 2026, the Company declared distributions for each of the Company's classes of common stock for the month of February 2026. The net distribution per share of each class of the Company's common stock is payable according to the table below on March 3, 2026 to stockholders of record as of March 2, 2026.

	Gross Distribution per Share	Less: Dealer Manager and Distribution Fees per Share	Net Distribution per Share
Class A	$0.07495	$(0.01026)	$0.06469
Class I	$0.07495	$(0.00532)	$0.06963
Class D	$0.07495	$—	$0.07495
Class M-I	$0.07495	$—	$0.07495
Class N	$0.07495	$—	$0.07495
Class T	$0.07495	$(0.01086)	$0.06409
Class T2	$0.07495	$(0.00853)	$0.06642
Class Z	$0.07495	$—	$0.07495
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 3, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer
        Date: March 3, 2026